UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)  December 1, 2025

Huntington Bancshares Incorporated
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation or organization)	1-34073 (Commission File Number)	31-0724920 (I.R.S. Employer Identification No.)

Registrant’s address: 41 South High Street, Columbus, Ohio 43287

Registrant’s telephone number, including area code: (614) 480-2265

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of class	Trading Symbol(s)	Name of exchange on which registered
Depositary Shares (each representing a 1/40th interest in a share of 4.500% Series H Non-Cumulative, perpetual preferred stock)	HBANP	NASDAQ
Depositary Shares (each representing a 1/1000th interest in a share of 5.70% Series I Non-Cumulative, perpetual preferred stock)	HBANM	NASDAQ
Depositary Shares (each representing a 1/40th interest in a share of 6.875% Series J Non-Cumulative, perpetual preferred stock)	HBANL	NASDAQ
Common Stock-Par Value $0.01 per Share	HBAN	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.          Regulation FD Disclosure.

Huntington Bancshares Incorporated (the “Company”) filed with the U.S. Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4 (Registration No. 333-291486) on November 13, 2025 (the “Registration Statement”) which contains a preliminary joint proxy statement/prospectus (the “Joint Proxy/Prospectus”), relating to shares of the Company’s common stock, par value $0.01 per share, to be issued in connection with the proposed merger of Cadence Bank, a Mississippi-chartered bank, with and into The Huntington National Bank, a wholly owned bank subsidiary of Huntington. The Company is furnishing the exhibits to this Current Report on Form 8-K attached hereto, each of which were previously filed by Cadence Bank with the Board of Governors of the Federal Reserve System under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), for the purposes of expressly incorporating such exhibits into an amended Registration Statement and Joint Proxy/Prospectus to be filed by the Company with the SEC.

The information contained in Item 7.01 of this report, including Exhibit 99.1 through Exhibit 99.16 shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section. The information contained in Item 7.01 of this report, including Exhibit 99.1 through Exhibit 99.16, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before, on, or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing.

Item 9.01.          Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description of Exhibit
23.1	Consent of Forvis Mazars, LLP.
99.1	Annual Report on Form 10-K for the fiscal year ended December 31, 2024, filed by Cadence Bank with the Board of Governors of the Federal Reserve System on February 21, 2025.
99.2	Quarterly Report on Form 10-Q for the quarter ended March 31, 2025, filed by Cadence Bank with the Board of Governors of the Federal Reserve System on May 9, 2025.
99.3	Quarterly Report on Form 10-Q for the quarter ended June 30, 2025, filed by Cadence Bank with the Board of Governors of the Federal Reserve System on August 8, 2025.
99.4	Quarterly Report on Form 10-Q for the quarter ended September 30, 2025, filed by Cadence Bank with the Board of Governors of the Federal Reserve System on November 7, 2025.
99.5
Current Report on Form 8-K, filed by Cadence Bank with the Board of Governors of the Federal Reserve System on January 3, 2025 (as amended on February 5, 2025 and April 25, 2025) (other than the portions not deemed to be filed).

99.6	Current Report on Form 8-K, filed by Cadence Bank with the Board of Governors of the Federal Reserve System on January 21, 2025 (other than the portions not deemed to be filed).
99.7	Current Report on Form 8-K, filed by Cadence Bank with the Board of Governors of the Federal Reserve System on January 27, 2025 (other than the portions not deemed to be filed).
99.8	Current Report on Form 8-K, filed by Cadence Bank with the Board of Governors of the Federal Reserve System on April 25, 2025 (other than the portions not deemed to be filed).
99.9	Current Report on Form 8-K, filed by Cadence Bank with the Board of Governors of the Federal Reserve System on April 25, 2025 (other than the portions not deemed to be filed).
99.10	Current Report on Form 8-K, filed by Cadence Bank with the Board of Governors of the Federal Reserve System on October 27, 2025 (other than the portions not deemed to be filed).
99.11	Current Report on Form 8-K, filed by Cadence Bank with the Board of Governors of the Federal Reserve System on October 27, 2025 (other than the portions not deemed to be filed).
99.12	Current Report on Form 8-K, filed by Cadence Bank with the Board of Governors of the Federal Reserve System on October 27, 2025 (other than the portions not deemed to be filed).
99.13	Current Report on Form 8-K, filed by Cadence Bank with the Board of Governors of the Federal Reserve System on October 27, 2025 (other than the portions not deemed to be filed).
99.14	Current Report on Form 8-K, filed by Cadence Bank with the Board of Governors of the Federal Reserve System on October 30, 2025 (other than the portions not deemed to be filed).
99.15	Definitive Proxy Statement on Schedule 14A, filed by Cadence Bank with the Board of Governors of the Federal Reserve System on March 14, 2025.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This communication may contain certain forward-looking statements, including, but not limited to, certain plans, expectations, goals, projections, and statements about the benefits of the proposed transaction, the plans, objectives, expectations and intentions of Huntington Bancshares Incorporated (“Huntington”) and Cadence Bank (“Cadence”), the expected timing of completion of the transaction, and other statements that are not historical facts.  Such statements are subject to numerous assumptions, risks, estimates, uncertainties and other important factors that change over time and could cause actual results to differ materially from any results, performance, or events expressed or implied by such forward-looking statements, including as a result of the factors referenced below.  Statements that do not describe historical or current facts, including statements about beliefs and expectations, are forward-looking statements.  Forward-looking statements may be identified by words such as expect, anticipate, continue, believe, intend, estimate, plan, trend, objective, target, goal, or similar expressions, or future or conditional verbs such as will, may, might, should, would, could, or similar variations.  The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995.

Huntington and Cadence caution that the forward-looking statements in this communication are not guarantees of future performance and involve a number of known and unknown risks, uncertainties and assumptions that are difficult to assess and are subject to change based on factors which are, in many instances, beyond Huntington’s and Cadence’s control.  While there is no assurance that any list of risks and uncertainties or risk factors is complete, below are certain factors which could cause actual results to differ materially from those contained or implied in the forward-looking statements or historical performance: changes in general economic, political, or industry conditions; deterioration in business and economic conditions, including persistent inflation, supply chain issues or labor shortages, instability in global economic conditions and geopolitical matters, as well as volatility in financial markets; changes in U.S. trade policies, including the imposition of tariffs and retaliatory tariffs; the impact of pandemics and other catastrophic events or disasters on the global economy and financial market conditions and our business, results of operations, and financial condition; the impacts related to or resulting from bank failures and other volatility, including potential increased regulatory requirements and costs, such as Federal Deposit Insurance Corporation (the “FDIC”) special assessments, long-term debt requirements and heightened capital requirements, and potential impacts to macroeconomic conditions, which could affect the ability of depository institutions, including us, to attract and retain depositors and to borrow or raise capital; unexpected outflows of uninsured deposits which may require us to sell investment securities at a loss; changing interest rates which could negatively impact the value of our portfolio of investment securities; the loss of value of our investment portfolio which could negatively impact market perceptions of us and could lead to deposit withdrawals; the effects of social media on market perceptions of us and banks generally; cybersecurity risks; uncertainty in U.S. fiscal and monetary policy, including the interest rate policies of the Board of Governors of the Federal Reserve System (the “Federal Reserve”); volatility and disruptions in global capital, foreign exchange and credit markets; movements in interest rates; competitive pressures on product pricing and services; success, impact, and timing of our business strategies, including market acceptance of any new products or services including those implementing our “Fair Play” banking philosophy; changes in policies and standards for regulatory review of bank mergers; the nature, extent, timing, and results of governmental actions, examinations, reviews, reforms, regulations, and interpretations, including those related to the Dodd-Frank Wall Street Reform and Consumer Protection Act and the Basel III regulatory capital reforms, as well as those involving the Securities and Exchange Commission (the “SEC”), the Office of the Comptroller of the Currency, the Federal Reserve, the FDIC, the Consumer Financial Protection Bureau and state-level regulators; the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the merger agreement between Huntington and Cadence; the outcome of any legal proceedings that may be instituted against Huntington or Cadence; delays in completing the proposed transaction involving Huntington and Cadence; the failure to obtain necessary regulatory approvals (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the transaction); the failure to obtain Huntington shareholder approval or Cadence shareholder approval or to satisfy any of the other conditions to the transaction on a timely basis or at all; the possibility that the anticipated benefits of the transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where Huntington and Cadence do business; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; the ability of Huntington and Cadence to meet expectations regarding the timing, completion and accounting and tax treatment of the transaction; diversion of management’s attention from ongoing business operations and opportunities; potential adverse reactions or changes to business, customer or employee relationships, including those resulting from the announcement or completion of the transaction; the ability to complete the transaction and integration of Huntington and Cadence successfully; the dilution caused by Huntington’s issuance of additional shares of its capital stock in connection with the transaction; and other factors that may affect the future results of Huntington and Cadence. Additional factors that could cause results to differ materially from those described above can be found in Huntington’s Annual Report on Form 10-K for the year ended December 31, 2024 and in its subsequent Quarterly Reports on Form 10-Q, including for the quarters ended March 31, 2025, June 30, 2025 and September 30, 2025, each of which is on file with the SEC and available on the “Investor Relations” section of Huntington’s website, http://www.huntington.com, under the heading “Investor Relations” and in other documents Huntington files with the SEC, and in Cadence’s Annual Report on Form 10-K for the year ended December 31, 2024 and in its subsequent Quarterly Reports on Form 10-Q, including for the quarters ended March 31, 2025, June 30, 2025 and September 30, 2025, each of which is on file with the Federal Reserve and available on Cadence’s investor relations website, ir.cadencebank.com, under the heading “Public Filings” and in other documents Cadence files with the Federal Reserve.

All forward-looking statements are expressly qualified in their entirety by the cautionary statements set forth above.  Forward-looking statements speak only as of the date they are made and are based on information available at that time.  Neither Huntington nor Cadence assume any obligation to update forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in circumstances or other factors affecting forward-looking statements that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws.  If Huntington or Cadence updates one or more forward-looking statements, no inference should be drawn that Huntington or Cadence will make additional updates with respect to those or other forward-looking statements.  As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

IMPORTANT ADDITIONAL INFORMATION

In connection with the proposed transaction, Huntington has filed with the SEC a Registration Statement on Form S-4 on November 13, 2025 (the “Registration Statement”), that includes a Joint Proxy Statement of Huntington and Cadence and a Prospectus of Huntington, as well as other relevant documents concerning the proposed transaction.  The Registration Statement is available at https://www.sec.gov/Archives/edgar/data/49196/000114036125041757/ny20057909x1_s4.htm.  The proposed transaction involving Huntington and Cadence will be submitted to Huntington’s shareholders and Cadence’s shareholders for their consideration.  This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.  INVESTORS, SHAREHOLDERS OF HUNTINGTON AND SHAREHOLDERS OF CADENCE ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC AND THE FEDERAL RESERVE, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Shareholders are able to obtain a free copy of the definitive joint proxy statement/prospectus, as well as other filings containing information about Huntington and Cadence, without charge, at the SEC’s website (http://www.sec.gov) and Cadence’s website (https://ir.cadencebank.com/fdic-federal-reserve-filings), respectively.  Copies of the joint proxy statement/prospectus, when available, and the filings with the SEC and the Federal Reserve that are incorporated by reference in the joint proxy statement/prospectus can also be obtained, without charge, by directing a request to Huntington Investor Relations, Huntington Bancshares Incorporated, Huntington Center, HC0935, 41 South High Street, Columbus, Ohio 43287, (800) 576-5007.  Copies of the joint proxy statement/prospectus, when available, and filings containing information about Cadence may be obtained after their filing with the Federal Reserve at (https://ir.cadencebank.com/fdic-federal-reserve-filings), by directing a request to Will Fisackerly, Cadence Investor Relations, Cadence Bank, (800) 698-7878, IR@cadencebank.com.  References to Cadence’s website do not constitute incorporation by reference of the information contained on the website and are not, and should not be, deemed part of this filing.

PARTICIPANTS IN THE SOLICITATION

Huntington, Cadence, and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Huntington and shareholders of Cadence in connection with the proposed transaction.  Information regarding the interests of the directors and executive officers of Huntington and Cadence and other persons who may be deemed to be participants in the solicitation of shareholders of Huntington and Cadence in connection with the transaction and a description of their direct and indirect interests, by security holdings or otherwise, are included in the definitive joint proxy statement/prospectus related to the transaction, which was filed by Huntington with the SEC.  Information regarding Huntington’s directors and executive officers is available in its definitive joint proxy statement relating to its 2025 Annual Meeting of Shareholders, which was filed with the SEC on March 6, 2025, and other documents filed by Huntington with the SEC.  Information regarding Cadence’s directors and executive officers is available in its definitive proxy statement relating to its 2025 Annual Meeting of Shareholders, which was filed with the Federal Reserve on March 14, 2025, and other documents filed by Cadence with the Federal Reserve.  Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the joint proxy statement/prospectus and other relevant materials filed with the SEC and the Federal Reserve by Huntington and Cadence, respectively.  Free copies of these documents may be obtained as described above under “Important Additional Information.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUNTINGTON BANCSHARES INCORPORATED

Date: December 1, 2025	By:	/s/Marcy C. Hingst
Marcy C. Hingst General Counsel and Corporate Secretary